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SCHEDULE 14A INFORMATION

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Eloxx Pharmaceuticals, Inc.

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Your Vote Counts! ELOXX PHARMACEUTICALS, INC. 2021 Annual Meeting Vote by May 18, 2021 11:59 PM ET D47054-P54290 You invested in ELOXX PHARMACEUTICALS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2021. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 19, 2021 1:00 PM www.virtualshareholdermeeting.com/ELOX2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". 1. Election of Directors Nominees: 01) Tomer Kariv 04) Ran Nussbaum 07) Jasbir Seehra, Ph.D. 02) Sumit Aggarwal 05) Rajesh Parekh, DPhil 08) Gadi Veinrib 03) Zafrira Avnur, Ph.D. 06) Steven Rubin 09) Alan Walts, Ph.D. 2. Ratification of the selection of Deloitte Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. Advisory approval of the compensation of our named executive officers, as disclosed in the Proxy Statement. NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in Proposal 1, and FOR Proposals 2 and 3.